UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): March 21, 2017
DASAN ZHONE SOLUTIONS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-32743	22-3509099
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)
7195 Oakport Street
Oakland, California 94621
(Address of Principal Executive Offices, Including Zip Code)
(510) 777-7000
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02(a) Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.
On March 21, 2017, the Audit Committee of the Board of Directors of DASAN Zhone Solutions, Inc. (formerly known as Zhone Technologies, Inc., the “Company” and, with respect to periods prior to the Merger (as defined below), "Legacy Zhone") concluded, in consultation with management and after informing the Company’s former independent registered public accounting firm, that Legacy Zhone's unaudited condensed consolidated financial statements contained in its Amendment No. 2 to Quarterly Report on Form 10-Q/A for the quarter ended June 30, 2016 (the “Q2 10-Q”) filed on September 7, 2016, should no longer be relied upon. Specifically, a material error in Legacy Zhone's unaudited condensed consolidated financial statements for the quarter ended June 30, 2016 may exist relating to a subsequent product return and either (i) the timing of the write-off of approximately $3.6 million in accounts receivable offset by the recording of approximately $1.2 million in inventory and the reversal of approximately $0.8 million in commission liability, resulting in an additional pre-tax loss of $1.6 million, or (ii) the omission of subsequent event disclosure with respect to that return of product by a customer after the fiscal quarter end. The return related to products that were sold in December 2014. The Company has not determined at this time if the error impacts the balance sheet and/or income statement in Legacy Zhone's previously issued financial statements.
This potential error was identified in connection with the review and restatement of the Company’s unaudited condensed consolidated financial statements for the quarter ended September 30, 2016 and after discussion with the Company’s former independent registered public accounting firm. The Company expects to restate Legacy Zhone's unaudited condensed consolidated financial statements for the quarter ended June 30, 2016 in an amendment to the Q2 10-Q as soon as practicable and may need to restate financial statements for earlier periods. Management is evaluating the effect of any such restatement on the Company's internal control over financial reporting and its disclosure controls and procedures. The Audit Committee has commenced an independent investigation of this matter to determine whether any financial statements of Legacy Zhone prior to the quarter ended June 30, 2016 contain material errors. Management will not reach a final conclusion as to whether any financial statements of Legacy Zhone prior to the quarter ended June 30, 2016 require restatement or on any effect on the Company's internal control over financial reporting and disclosure controls and procedures until completion of the investigation and the review process.
As previously reported, the acquisition by the Company of Dasan Network Solutions, Inc. (“DNS”) on September 9, 2016 (the "Merger") has been accounted for as a reverse acquisition under which DNS was considered the accounting acquirer of the Company. As a result, the financial results of the Company following the Merger reflect the operating results of DNS and its consolidated subsidiaries for all periods through September 8, 2016, and the operating results of the combined company for all periods commencing on or after September 9, 2016. If it is determined that an adjustment should be made to Legacy Zhone's financial statements in periods prior to the Merger, it will not impact the financial statements of the Company following the Merger given the treatment of DNS as a accounting acquirer. However, if an adjustment is necessary, it will impact the the pre-Merger financial statements of Legacy Zhone, which will be corrected as appropriate.

The Audit Committee of the Company’s Board of Directors and management have discussed the matters disclosed in this filing with the Company’s current and former independent registered public accounting firms.
Cautionary Note Regarding Forward Looking Statements: This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements related to the independent investigation commenced by the Audit Committee, management’s assessments of the Company’s internal control over financial reporting and disclosure controls and procedures, the Company’s plan to restate its unaudited condensed consolidated financial statements for the quarter ended June 30, 2016 and the timing of the filing of an amendment to the Q2 10-Q with respect thereto. The Company uses words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “goal,” “intend,” “may,” “plan,” “project,” “seek,” “should,” “target,” “will,” “would,” variations of such words, and similar expressions to identify forward-looking statements. Readers are cautioned that these forward-looking statements are only predictions and are subject to risks, uncertainties and assumptions that are difficult to predict, including those identified in the Company’s other filings with the Securities and Exchange Commission (the “SEC”). Such risks, uncertainties and assumptions include, but are not limited to, the timing and outcome of the investigation, the discovery of additional information relevant to the investigation, the conclusions of the Audit Committee, the Board of Directors and the Company’s independent registered public accounting firm concerning matters relating to the investigation, whether the investigation will require additional changes or corrections to reported financial information (which changes or corrections may be material), whether the reassessment of the Company’s internal control over financial reporting could lead it to conclude that there were deficiencies in its internal control over financial reporting that constitute material weaknesses, unanticipated material issues that could delay the completion of the investigation, any delay in the filing of required periodic reports with the SEC, any failure to comply with Nasdaq’s periodic filing and other requirements for continued listing, the Company’s responses to potential comments from the SEC, adverse effects on the Company’s business and operations as a result of the investigation and/or any restatement, the costs and expenses of the investigation, the initiation of legal proceedings and the volatility of the Company’s stock price. Therefore, actual results may differ materially and adversely from those expressed in any forward-looking statements. For information about the factors that could cause such differences, please refer to the Company’s SEC filings, including its Annual Report on Form 10-K for the year ended December 31, 2015 and subsequent Quarterly Reports on Form 10-Q. Given these uncertainties, you should not place undue reliance on these forward-looking statements. The forward-looking statements contained in this Current Report on Form 8-K speaks only as of the date of this report and the Company assumes no obligation to update any forward-looking statements for any reason.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 22, 2017	DASAN Zhone Solutions, Inc.

	By:	/s/ KIRK MISAKA
Kirk Misaka
Chief Financial Officer